UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 22, 2010
Odimo Incorporated
(Exact name of registrant as specified in its charter)

Delaware	000-51161	223607813

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9858 Clint Moore Road, Boca Raton, Fl	33496

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (954) 993-4703
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.
     On May 22, 2010, Sid Feltenstein resigned from the Board of Directors of Odimo Incorporated (“Odimo”). Prior to his resignation, Mr. Feltenstein served as the Chairman of the Audit Committee of the Board of Directors. Mr. Feltenstein served as a member of the Board of Directors of Odimo since May 2004. Odimo expects to reduce the size of the Board as a result of Mr. Feltenstein’s resignation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODIMO INCORPORATED
May 25, 2010	By:	Amerisa Kornblum
		Name:	Amerisa Kornblum
		Title:	President

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